UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2023

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On January 5, 2023, Versa Power Systems Ltd. (“Versa”), a wholly owned subsidiary of FuelCell Energy, Inc. (“Company”), and 52nd Street Business Centre LP, by its General Partner, 52nd Street Business Centre GP Inc. (the “Landlord”) entered into a Lease Expansion, Extension and Amending Agreement (the “2023 Lease Amendment”) to the existing lease between the parties, which was originally entered into on May 20, 2005, by the Landlord’s predecessor in interest, Westpen Properties Ltd., amended on April 20, 2006, renewed on November 11, 2010, and extended and amended on October 29, 2013, November 9, 2016, and January 10, 2020 (as amended by all amendments, renewals, extensions, and expansions, including the 2023 Lease Amendment, the “Lease”) and which relates to the premises comprised of approximately 32,000 square feet located at 4800 – 52nd Street SE, Calgary, Alberta, Canada (the “Original Premises”) and currently used as an office, research and development center and cell stack manufacturing facility for the Company’s solid oxide platform. Versa and the Landlord entered into the 2023 Lease Amendment to extend the term of the Lease through September 30, 2028 (as discussed in more detail below) and to expand the space to be leased by Versa under the Lease to include an additional space located at the same address and consisting of approximately 48,000 square feet (the “Additional Premises”), for a total of approximately 80,000 square feet of space under the Lease. The Additional Premises will be used to accelerate research and development efforts, create additional manufacturing capacity for solid oxide fuel cell stacks and establish a center of excellence for solid oxide cell and stack research and manufacturing supporting hydrogen generation, hydrogen power generation, long duration hydrogen storage, and multi-fuel distributed power generation.

Under the Lease (as amended by the 2023 Lease Amendment), the term of Lease with respect to the Original Premises has been extended for a period of 5 years and 8 months, commencing on February 1, 2023 and expiring on September 30, 2028, and the term of the Lease with respect to the Additional Premises is expected to commence on October 1, 2023 and will expire on September 30, 2028 (at the same time as the term of the Lease with respect to the Original Premises).  The Lease does not include an option to further extend the term, so any further extensions would require the mutual agreement of the parties and further amendment of the Lease. Although the parties have mutually agreed to extend the term of the Lease on several occasions, there can be no assurance that future extensions will be granted by the Landlord or that the parties will be able to successfully negotiate further amendments to the Lease.

As of January 5, 2023, the Additional Premises was occupied by a third party pursuant to a lease that expires on March 31, 2023.  The Landlord has agreed to use commercially reasonable efforts to obtain vacant possession of the Additional Premises on March 31, 2023. However, under the terms of the Lease, the Landlord will not be responsible for any liabilities, losses, costs, damages or expenses whatsoever resulting from a delay of the delivery of vacant possession of the Additional Premises or delay of the commencement date of the lease of the Additional Premises (which is initially expected to be October 1, 2023) and any such delay would not extend the Lease term beyond September 30, 2028.

Under the terms of the Lease (as amended by the 2023 Lease Amendment), beginning on February 1, 2023, Versa is obligated to pay annual base rent for the Original Premises of approximately $260,000 CAD per year and, beginning on October 1, 2023, Versa is obligated to pay an annual base rent for the Additional Premises of approximately $386,000 CAD. The base rent for both the Original Premises and the Additional Premises will increase annually on October 1st by approximately three percent of the then-current base rent.  Versa will also be responsible for its proportional share of operating expenses, real estate taxes and other charges provided for in the Lease.

The Lease contains customary default provisions allowing the Landlord to terminate the Lease if Versa fails to remedy a breach of any of its obligations under the Lease, or upon bankruptcy or insolvency of Versa.

The foregoing description of the Lease is qualified in its entirety by reference to the full text of the Lease, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending January 31, 2023.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10-K for the fiscal year ended October 31, 2022, in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations.” The forward-looking statements include, without limitation, statements with respect to the

Company’s plans and expectations regarding the continuing development and commercialization of its current and future fuel cell technologies, the Company’s business plans and strategies, including with respect to the acceleration of its research and development efforts and the establishment of a center of excellence, and the expected timing of commencement of the term of the Lease with respect to the Additional Premises. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include the risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained or incorporated by reference herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: January 11, 2023	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer